Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

The undersigned, in his capacity as an officer of Matter of Time I Co, a Nevada corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the report on Form 10-K of Matter of Time I Co. (the "Registrant") for the fiscal year ended December 31, 2012(the "Report") which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 30, 2012

/s/ Fred Luke

Fred Luke

Chief Executive Officer and Chief Financial Officer

(Principal Executive Officer and

Principal Financial and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.